UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 4, 2004

GAINSCO, INC.

(Exact Name of Registrant as Specified in Charter)

Texas	001-09828	75-1617013

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1445 Ross Avenue, Suite 5300, Dallas, Texas	75202

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 647-0415

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1-Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

     As previously disclosed, on August 27, 2004, GAINSCO, INC., a Texas corporation (the “Company”), entered into agreements with the holders of its Preferred Stock and another investor providing for a recapitalization of the Company, subject to shareholder approval. The agreements are with Goff Moore Strategic Partners, L.P. (“GMSP”), the holder of the Company’s Series A and Series C Preferred Stock and approximately 5% of the outstanding Common Stock; Robert W. Stallings, non-executive Chairman of the Board and holder of the Company’s Series B Preferred Stock; and First Western Capital, LLC, a limited liability company (“First Western”) owned by James R. Reis, an investor and a consultant to a subsidiary of the Company.

     Also as previously disclosed, on August 27, 2004, subject to shareholder approval, the Company entered into employment agreements with Mr. Stallings, who would become executive Chairman of the Board and chief strategic officer of the Company, and Mr. Reis, who would become Executive Vice President. In addition, the Company modified the employment agreement of Glenn W. Anderson, the Company’s President and Chief Executive Officer, and his existing change in control agreement was replaced by a new one.

     On October 4, 2004, each of the parties to the agreements described above further agreed not to consummate any of the transactions contemplated by any of the agreements unless all receive shareholder approval. Therefore, none of the transactions contemplated by the agreements described above will be consummated unless all of the agreements are approved by our shareholders.

     Statements made in this Current Report that are qualified with words such as “would,” etc. are forward-looking statements. Readers are cautioned that important factors, representing certain risks and uncertainties, could cause actual events to differ materially from those contained in the forward-looking statements. Please refer to the Company’s recent Securities Exchange Commission filings for further information regarding factors that could affect the Company’s results.

     THE PROPOSED TRANSACTIONS WILL BE SUBMITTED TO THE COMPANY’S SHAREHOLDERS FOR THEIR CONSIDERATION, AND THE COMPANY WILL FILE WITH THE SEC A PROXY STATEMENT TO BE USED TO SOLICIT SHAREHOLDER APPROVAL OF THE PROPOSED TRANSACTIONS, AS WELL AS OTHER RELEVANT DOCUMENTS CONCERNING THE PROPOSED TRANSACTIONS. THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTIONS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. YOU WILL BE ABLE TO OBTAIN A FREE COPY OF THE PROXY STATEMENT, AS WELL AS ALL OTHER FILINGS CONTAINING INFORMATION ABOUT THE COMPANY, AT THE SECURITY EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov). COPIES OF THE PROXY STATEMENT AND THE SEC FILINGS THAT WILL BE INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WILL ALSO BE PROVIDED TO THE COMPANY’S SHAREHOLDERS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: GAINSCO, INC., 1445 ROSS AVENUE, SUITE 5300, DALLAS, TEXAS 75202, ATTENTION: INVESTOR RELATIONS, OR BY TELEPHONE AT (214) 647-0415 OR BY EMAIL TO ir@gainsco.com.

Section 9-Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

     Exhibits. The following Exhibits have been filed as a part of this Current Report:

Exhibit
Number	Description of Exhibit
10.1	Securities Exchange Agreement dated as of August 27, 2004 between the Company and Goff Moore Strategic Partners, L.P. (“GMSP”) (including as exhibits the following: Exhibit “A” — Form of Second Amendment to Series B Common Stock Purchase Warrant between the Company and GMSP); and Exhibit “B” — Form of Articles of Amendment to the Statement of Resolution Establishing and Designating the Series A Convertible Preferred Stock of the Company). (1)

10.2	Stock Investment Agreement dated as of August 27, 2004 between the Company and Robert W. Stallings. (1)

10.3	Stock Investment Agreement dated as of August 27, 2004 between the Company and First Western Capital, LLC. (1)

10.4	Letter agreement dated as of August 27, 2004 between the Company and James R. Reis. (1)

10.5	Employment Agreement dated as of August 27, 2004 between the Company and Robert W. Stallings. (1)

10.6	Employment Agreement dated as of August 27, 2004 between the Company and James R. Reis. (1)

10.7	Waiver and First Amendment to Employment Agreement dated as of August 27, 2004 between the Company and Glenn W. Anderson. (1)

10.8	Change in Control Agreement dated as of August 27, 2004 between the Company and Glenn W. Anderson. (1)

10.9	Agreement dated as of October 4, 2004 among the Company, GMSP, Robert W. Stallings, First Western Capital, LLC, James R. Reis and Glenn W. Anderson. (2)

99.1	Press Release dated August 27, 2004. (1)

(1)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed August 30, 2004 and incorporated herein by this reference.
(2)	Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAINSCO, INC
/s/ Glenn W. Anderson Glenn W. Anderson, President and Chief Executive Officer

DATED: October 4, 2004

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
10.1	Securities Exchange Agreement dated as of August 27, 2004 between the Company and Goff Moore Strategic Partners, L.P. (“GMSP”) (including as exhibits the following: Exhibit “A” — Form of Second Amendment to Series B Common Stock Purchase Warrant between the Company and GMSP); and Exhibit “B” — Form of Articles of Amendment to the Statement of Resolution Establishing and Designating the Series A Convertible Preferred Stock of the Company). (1)

10.2	Stock Investment Agreement dated as of August 27, 2004 between the Company and Robert W. Stallings. (1)

10.3	Stock Investment Agreement dated as of August 27, 2004 between the Company and First Western Capital, LLC. (1)

10.4	Letter agreement dated as of August 27, 2004 between the Company and James R. Reis. (1)

10.5	Employment Agreement dated as of August 27, 2004 between the Company and Robert W. Stallings. (1)

10.6	Employment Agreement dated as of August 27, 2004 between the Company and James R. Reis. (1)

10.7	Waiver and First Amendment to Employment Agreement dated as of August 27, 2004 between the Company and Glenn W. Anderson. (1)

10.8	Change in Control Agreement dated as of August 27, 2004 between the Company and Glenn W. Anderson. (1)

10.9	Agreement dated as of October 4, 2004 among the Company, GMSP, Robert W. Stallings, First Western Capital, LLC, James R. Reis and Glenn W. Anderson. (2)

99.1	Press Release dated August 27, 2004. (1)

(1)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed August 30, 2004 and incorporated herein by this reference.

(2)	Filed herewith.